As filed with the Securities and Exchange Commission on August 8, 2006

Registration No. [            ]
Investment Company Act File No. 811-04661

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

DRYDEN HIGH YIELD FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Deborah A. Docs, Esq.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

with a copy to :

Margery Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

(212) 728-8297

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered:  Shares of common stock, par value $0.01 per share of Dryden High Yield Fund, Inc.  No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing become effective on September 7, 2006, pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant has previously registered an indefinite number of shares of common stock under the Securities Act of 1933.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.
STRATEGIC PARTNERS HIGH YIELD BOND FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

September 7, 2006

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby all of the assets of Strategic Partners High Yield Bond Fund (the SP Fund), a series of Strategic Partners Mutual Funds, Inc. (SPMF), would be acquired by Dryden High Yield Fund, Inc. (Dryden Fund, and together with the SP Fund, the Funds), and the Dryden Fund would acquire all of the liabilities of the SP Fund (the Reorganization). The Dryden Fund and SPMF are each a Maryland corporation. The shareholders' meeting (the Meeting) is scheduled for Thursday, November 16, 2006 at 5:00 p.m. Eastern time.

This package contains important information about the proposals and includes materials you will need in order to vote. The Board of Directors of SPMF has reviewed and approved the proposal and recommended that the proposal be presented to shareholders of the SP Fund for their consideration. Although the directors have determined that the proposal is in the best interests of the SP Fund's shareholders, the final decision to approve the proposal is up to you.

If approved, combining the Funds would give you the opportunity to participate in a fund with a similar investment objective, similar investment policies, and will allow you to enjoy a substantially larger asset base over which expenses may be spread. The investment objective of the SP Fund is to seek a high level of income and it may also consider the potential for capital appreciation, while the primary investment objective of the Dryden Fund is to maximize current income with a secondary investment objective of seeking capital appreciation when consistent with the Fund's primary objective of current income. As a result of the Reorganization, the SP Fund shareholders are expected to realize a reduction in both the net and gross annual operating expenses borne by shareholders. The accompanying joint proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if a proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Dryden Fund.

If you have any questions before you vote, please call MIS, an ADP Company, at 1-888-684-2435 toll-free. They will be happy to help you understand the proposal and assist you in voting.

  Judy A. Rice
  President

STRATEGIC PARTNERS HIGH YIELD BOND FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the Strategic Partners High Yield Bond Fund (the SP Fund), a series of the Strategic Partners Mutual Funds, Inc. (SPMF), a Maryland corporation, is scheduled to be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on Thursday, November 16, 2006, at 5:00 p.m. Eastern time, for the following purposes:

1.  For shareholders of the SP Fund to approve or disapprove a Plan of Reorganization under which the SP Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Dryden High Yield Fund, Inc. (Dryden Fund, and together with the SP Fund, the Funds), a Maryland corporation. In connection with this proposed transfer, each whole and fractional share of each class of the SP Fund will be exchanged for whole and fractional shares of equal net asset value of the same class of the Dryden Fund and outstanding shares of the SP Fund will be cancelled.

2.  To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Directors of SPMF, on behalf of the SP Fund, has fixed the close of business on August 18, 2006 as the record date for the determination of the shareholders of the SP Fund, entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
  Secretary

Dated: September 7, 2006

A proxy card is enclosed along with this combined joint Prospectus and Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors of SPMF recommends that you vote FOR the proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the Internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

PROXY STATEMENT
for
STRATEGIC PARTNERS HIGH YIELD BOND FUND, A SERIES OF
STRATEGIC PARTNERS MUTUAL FUNDS, INC.
and
PROSPECTUS
for
DRYDEN HIGH YIELD FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated September 7, 2006

Acquisition of the Assets, and Assumption of Liabilities, of the Strategic Partners High Yield Bond Fund

by, and in exchange for shares of, the Dryden High Yield Fund, Inc.

This combined Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to the shareholders of Strategic Partners High Yield Bond Fund (the SP Fund), a series of the Strategic Partners Mutual Funds, Inc. (SPMF), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of SPMF for use at a special meeting of shareholders of the SP Fund and at any adjournments or postponements thereof (the Meeting).

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Thursday, November 16, 2006 at 5:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about September 13, 2006.

The purpose of the Meeting is for shareholders of the SP Fund to vote on a Plan of Reorganization (the Plan) under which Strategic Partners High Yield Bond Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Dryden High Yield Fund, Inc. (the Dryden Fund, and together with the SP Fund, the Funds), a Maryland corporation, in exchange for shares of the Dryden Fund, which will be distributed to shareholders of the SP Fund, and the subsequent cancellation of shares of the SP Fund and its liquidation.

If the Plan is approved by shareholders of the SP Fund, each whole and fractional share of each class of the SP Fund will be exchanged for whole and fractional shares of equal dollar value of the equivalent class of the Dryden Fund and shareholders of the SP Fund will become shareholders of the Dryden Fund. Subsequent to the Meeting or any adjournment thereof, the SP Fund will be liquidated.

The investment objective and investment policies of the Funds are similar. The investment objective of the SP Fund is to seek a high level of income and it may also consider the potential for capital appreciation, while the primary investment objective of the Dryden Fund is to maximize current income with a secondary investment objective of seeking capital appreciation when consistent with the Fund's primary objective of current income. Each Fund invests primarily in high yield fixed-income securities rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (S&P), and securities either rated by another major rating service or securities considered by the subadviser to be of comparable quality, that is, "junk bonds." Each Fund follows a non-fundamental investment policy of investing at least 80% of the Fund's investable assets in junk bonds. The term investable assets will be less than a Fund's total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. If the shareholders of the SP Fund approve the Plan, they will become shareholders of the Dryden Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and the issuance of shares of the Dryden Fund that you should know about before voting. You should retain it for future reference. Additional information about the Dryden Fund and each proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The prospectus for the Dryden Fund, dated March 2, 2006, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information (SAI) for the Dryden Fund, dated March 2, 2006, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated September 7, 2006, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders for the Dryden Fund for the fiscal year ended December 31, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  A Semi-Annual Report to Shareholders for the Dryden Fund for the period ended June 30, 2006, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Dryden Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan for SP Fund (attached as Exhibit A), the Prospectus for the Dryden Fund (attached as Exhibit B), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposals

You are being asked to consider and approve a Plan that will have the effect of combining the SP Fund and the Dryden Fund into a single mutual fund. The SP Fund is a series of an open-end investment company that is organized as a Maryland corporation. The Dryden Fund also is an open-end investment company that is organized as a Maryland corporation.

If shareholders of the SP Fund vote to approve the Plan, the assets of the SP Fund will be transferred to, and all of the liabilities of the SP Fund will be assumed by, the Dryden Fund in exchange for an equal value of shares of the Dryden Fund. Shareholders of the SP Fund will have their shares exchanged for shares of Dryden Fund of equal dollar value based upon the value of the shares at the time the SP Fund's assets are transferred to the Dryden Fund (collectively, the Reorganization). After the transfer of assets and exchange of shares has been completed, the SP Fund will be liquidated and dissolved. If you approve the Plan, you will cease to be a shareholder of the SP Fund and will become a shareholder of the Dryden Fund.

For the reasons set forth in the "Reasons for the Reorganization" section, the Boards of Directors of SPMF and the Dryden Fund have determined that the proposed reorganization of the SP Fund is in the best interests of the SP Fund, the Dryden Fund, and their respective shareholders. The Boards of Directors have also concluded that the shareholders of the Funds would not be subject to any dilution in value as a result of the consummation of the Plan.

The Boards of Directors of SPMF, on behalf of the SP Fund, and the Dryden Fund have approved the Plan and unanimously recommend that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the SP Fund at the close of business on August 18, 2006 (the Record Date) will be entitled to vote at the Meeting and any adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the SP Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940 Act (the 1940 Act)) of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon.

For the purposes of this vote, a 1940 Act majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the SP Fund represented at the meeting at which more than 50% of the outstanding voting shares of the SP Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at a Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives and Policies of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the Dryden Fund, you should read the Prospectus (enclosed as Exhibit B) and SAI for the Dryden Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objective and investment policies of the Funds are similar. The investment objective of the SP Fund is to seek a high level of income and it may also consider the potential for capital appreciation, while the primary investment objective of the Dryden Fund is to maximize current income with a secondary investment objective of seeking capital appreciation when consistent with the Fund's primary objective of current income. The Funds' investment objectives are fundamental policies that cannot be changed by the Funds' Board of Directors without shareholder approval. There can be no assurance that the Funds will achieve their investment objectives.

Each Fund pursues its investment objective through various investment strategies that are employed by that Fund's respective subadviser as follows:

SP Fund normally invests at least 80% of its investable assets in high yield, fixed-income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated Ba or lower by Moody's or BB or lower by S&P, or, if unrated, determined by the subadviser to be of comparable quality. The SP Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the subadviser has entered into transactions that are intended to hedge the SP Fund's position in a non-U.S. dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency. Under normal market conditions, the SP Fund also may invest up to 20% of its investable assets in investment grade fixed-income securities, including U.S. Government Securities.

The SP Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Fund may purchase the securities of issuers that are in default. The SP Fund may invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the SP Fund or when the equity securities are received by the SP Fund in connection with a corporate restructuring of an issuer.

Dryden Fund normally invests at least 80% of the Fund's investable assets in lower-rated fixed-income securities. Lower-rated fixed-income securities are securities rated Ba or lower by Moody's or BB or lower by S&P, or comparably rated by another major rating service or considered by the subadviser to be of comparable quality, that is high-yield debt securities or junk bonds. The Fund may invest up to 100% of its assets in lower-rated fixed-income securities. The Dryden Fund may invest up to 20% of its investable assets in medium-rated fixed-income securities, which are securities rated Baa by Moody's or BBB by S&P or securities considered by the investment adviser to be of comparable quality.

The types of fixed-income securities in which the Dryden Fund may invest include both convertible and nonconvertible securities (including preferred stocks). The Dryden Fund can exchange convertible fixed-income securities such as corporate bonds, notes and convertible preferred stocks for other types of securities, typically common stock, at a preset price. Preferred stock of a company does not generally grant voting rights to the investor, but it pays dividends at a specified rate. Convertible preferred stock may be exchanged for common stock and is less stable than nonconvertible preferred stock. Convertible securities provide a fixed-income stream (usually lower than regular bonds), but also offer greater appreciation potential than regular bonds. The Dryden Fund also may invest in debt (fixed-income) securities of companies or governments. Bonds and other debt securities are used by issuers to borrow money from investors. The borrower pays the investor a fixed or variable rate of interest and must repay the amount borrowed.

A number of investment strategies are used to seek to achieve the SP Fund's investment objective, including market sector selection, determination of yield curve exposure and issuer selection. In addition, the SP Fund's subadviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. The SP Fund's subadviser starts the investment process with economic analysis to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed-income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. SP Fund managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's and Moody's. The SP Fund's managers and credit analysts also conduct their own in-depth analysis of the issues considered for inclusion in the Fund. The SP Fund managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events is critical to successful high yield investing. The SP Fund's subadviser's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. The SP Fund's subadviser will analyze trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis.

In determining which securities to buy and sell, the Dryden Fund's subadviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. The Dryden Fund's subadviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and to try to decide whether the price of the issuer's security is under-valued or overvalued.

Each of the Funds is a diversified fund. See "Comparision of Other Policies-Diversification" and "Investment Restrictions" below.

The Funds typically distribute annually all or substantially all of their ordinary income and net realized capital gains.

After the Reorganization is completed, it is expected that the combined, surviving fund will be managed according to the investment objective and policies of the Dryden Fund.

Comparison of Other Policies

Diversification

The Funds are "diversified" investment companies under the 1940 Act. As diversified investment companies, with respect to 75% of their assets, the Funds cannot invest more than 5% of their assets in the securities of any one issuer or cannot hold more than 10% of the outstanding voting securities of such issuer.

Foreign Fixed-Income Securities

The Dryden Fund may invest up to 20% of its investable assets in U.S. currency-denominated fixed-income securities of foreign governments and other foreign issuers, including Brady Bonds, which are long-term bonds issued by developing nations, and preferred stock, while the SP Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. For the SP Fund's investments in foreign securities, 25% of the SP Fund's investible assets may be invested in emerging countries. The Dryden Fund may also invest up to 10% of its investable assets in foreign currency-denominated fixed-income securities issued by foreign or domestic issuers. Foreign government fixed-income securities include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities.

Repurchase Agreements

The Funds may use repurchase agreements, where a party agrees to sell a security to a Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used by the Dryden Fund for cash management purposes only. The SP Fund may enter into repurchase agreements collateralized by securities issued by foreign governments. The SP Fund may also enter into reverse repurchase agreements.

Derivative Instruments

Each Fund may invest in various derivative instruments. Generally, with derivatives, the relevant subadviser is trying to predict whether the underlying investment – a security, market index, currency, interest rate or some other asset, rate or index – will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Derivative instruments include futures, options, options on futures, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile. Derivatives that involve leverage could magnify losses. When using certain derivative strategies, each Fund may need to segregate cash or other liquid assets. The Dryden Fund usually invests less than 10% of its total assets in such derivative strategies. The SP Fund has different percentage limits on the various types of derivative instruments. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Equity-Related Securities

The Dryden Fund may invest up to 10% of its investable assets in equity-related securities. The SP Fund also may invest in equity-related securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the SP Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer. Under normal circumstances, the SP Fund will not invest more than 10% of its total assets in equity securities. For each Fund, equity-related securities include common stock, preferred stock or securities that may be converted into or exchanged for common stock - known as convertible securities - like rights and warrants. The Funds may also invest in American Depositary Receipts (ADRs), which are certificates - usually issued by a U.S. bank or trust company - that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. Other equity-related securities in which the Funds may invest include investments in various types of business ventures, including partnerships and joint ventures and securities of real estate investment trusts (REITs).

Asset-Backed Securities

The Funds may invest in asset-backed securities. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other corporate and municipal securities.

Loan Participations and Assignments

The Funds may invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a company as the borrower and one or more financial institutions as lenders. These types of investments can be in the form of loan participations or assignments.

Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities

The Funds may invest in zero coupon bonds, pay-in-kind (PIK) or deferred payment securities. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities.

When Issued and Delayed-Delivery Securities

The Funds may purchase securities, including money market obligations, municipal bonds or other obligations on a when-issued or delayed-delivery basis. When the Funds make this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Funds do not earn interest income until the date the obligations are expected to be delivered.

Credit-Linked Securities

The Funds may invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Funds have the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, during periods of adverse market conditions, they may invest up to 100% of their respective assets in investments such as money market instruments or U.S. Government securities, in response to adverse market, economic or political conditions. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Borrowing and Pledging Assets

The Funds may borrow an amount equal to no more 33 1/3% of the value of their respective total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up 33 1/3% of the value of their total assets, as applicable, to secure such borrowings. A Fund will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Fund's shares and in the yield on the Fund. The Funds will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Funds' Board of Directors.

Purchase Shares of Affiliated Mutual Funds

The Funds may invest up to 10% of its total assets in securities of other non-affiliated investment companies, subject to any other limitations in their investment restrictions. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. In addition, the Funds may purchase shares of affiliated investment companies in amounts up to 25% of its total assets.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, the Funds may lend their respective portfolio securities to brokers, dealers and financial institutions, if outstanding loans do not exceed 33 1/3% of the value of the lending Fund's assets and the loans are callable at any time by the Fund.

Illiquid Securities

The Funds may invest up to 15% of their respective net assets in illiquid securities. The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Funds may also be considered illiquid.

U. S. Government Securities.

The SP Fund may invest in U.S. Government Securities. Under normal market conditions, the SP Fund may invest up to 20% of its net assets in investment-grade fixed-income securities, including U.S. Government Securities. U.S. Government Securities include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Under normal market conditions, the Dryden Fund may also invest up to 20% of its net assets in U.S. Government Securities.

Investment Restrictions

A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) purchase securities of any issuer if, as a result, the Fund would fail to be a diversified company with the meaning of the 1940 Act; (ii) issue senior securities; (iii) purchase or sell real estate; (iv) underwrite securities; (v) make loans (except for certain securities lending transactions); (vi) borrow money (except for non-leveraging, temporary or emergency purposes); and (vii) purchase or sell physical commodities.

The SP Fund has an additional fundamental policy which prevents the Fund from purchasing any security if, as a result, more than 25% of the value of the Fund's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

For purpose of investment restriction (i) above, the Funds will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

For purpose of investment restriction (vi) above, under the 1940 Act, the Funds can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, each Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

Although not fundamental, the Funds have the following investment restrictions.

The Dryden Fund may not:

(1)  Make investments for the purpose of exercising control or management.

(2)  Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which no more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except in connection with a merger, consolidation, reorganization or acquisition of assets.

In addition, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Asset Allocation Funds (which are a series of Prudential Investment Portfolios, Inc., Registration Nos. 33-61997; 811-7343) may invest. The Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

(3)  Invest more than 20% of the market or other fair value of its total assets in United States currency-denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Fund will not engage in investment activity in non-U.S. dollar-denominated issues without first obtaining authorization to do so from its Board of Directors.

In addition, the SP Fund may not:

(1)  Invest in companies for the purpose of exercising control or management.

(2)  Invest more than 15% of the Fund's net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the 1933 Act);

(3)  Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

(4)  Make short sales of securities, except short sales against-the-box.

Risks of Investing in the Funds

Like all investments, an investment in the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. The Funds invest in securities according to specific investment policies and objectives and, as a result, the investments are limited to a comparatively narrow segment of the economy. The fixed-income securities in which the Funds invest are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the borrower. Since the Funds invests in lower-rated bonds, commonly known as junk bonds, there is a greater risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Funds may not be appropriate for short-term investing.

The Funds invest predominantly in junk bonds. Such lower-rated securities tend to offer higher yields, but also offer greater risks, than higher-rated securities. Under certain economic conditions, however, lower-rated securities might not yield significantly more than higher-rated securities, or comparable unrated securities. If that happens, the Funds may invest in higher-rated fixed-income securities that offer similar yields but have less risk. Furthermore, if issuers redeem their high yield securities at a higher than expected rate, which might happen during periods of declining interest rates, the Funds could be forced to buy higher-rated, lower-yielding securities, which would decrease the Funds' return.

For a discussion of the types of fixed-income and equity-related securities that the Funds may invest, see the subsections entitled "The Investment Objectives and Policies of the Funds" and "Comparison of Other Policies."

Junk Bonds. Investing in junk bonds subject the Funds to heightened credit risk, market risk and illiquidity risk. Junk bonds also are generally less secure than high quality debt securities. Lower-quality fixed-income securities are subject to a greater risk that the company may fail to make interest and principal payments on the securities when due. Credit risk and market risk are particularly high risks of investing in junk bonds. Credit risk is the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Market risk is the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer. Fixed-income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates. Illiquidity risk is the risk that bonds may be difficult to value precisely and to sell at the time or price desired.

Foreign Fixed-Income Securities. Investing in foreign fixed-income securities subjects the Funds to additional risks. Foreign markets, economies and political systems may not be as stable as those in the U.S. and may involve additional risk. Foreign markets tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses. These securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information. Such investments in non-U.S. currency denominated securities also subject the Funds to currency risk.

Emerging Markets. The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the Funds. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors particularly with concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed. Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.

Derivative Instruments. The Funds may use investment strategies, such as derivative investing, that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses.

Equity-Related Securities. Such investments are subject to the risks that individual stocks could lose value regardless of movements in the equity markets. The equity markets could go down, resulting in a decline in value of a Fund's investments. Additionally changes in economic or political conditions, both domestic and international, may result in a decline in value of a Fund's investments.

Asset-Backed Securities. The security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage-related securities. Additionally, the risk exists that underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk. Asset-backed securities are also subject to prepayment risk, extension risk, market risk and interest rate risk. Prepayment risk is the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments. Extension risk is the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall. Interest rate risk is the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may result.

Loan Participations and Assignments. In participations, the Fund is subject to the credit risk of the lender and the Fund has no rights against the borrower in the event the borrower does not repay the lender. In assignments, the Fund has no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral and the rights against the borrower that are acquired by the Fund may be more limited than those held by the assigning lender. Such investments are also subject to credit risk, market risk and illiquidity risk.

Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities. In addition to credit and market risk, zero coupon bonds, PIKs and deferred payment securities are typically subject to greater volatility and less liquidity in adverse markets than other debt securities. Deferred payment securities pay regular interest after a predetermined date. The Funds record the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Funds are required under federal income tax laws to distribute income to its shareholders, in certain circumstances, the Funds may have to dispose of their portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.

When Issued and Delayed-Delivery Securities. The value of the securities may decrease before delivery occurs. The broker-dealer may become insolvent prior to delivery and investment costs may exceed potential underlying investment gains.

Credit-Linked Securities. In addition to market risk, prepayment risk, illiquidity risk and extension risk, the issuer of the credit-linked security may default or go bankrupt.

Illiquid Securities. Illiquid securities may be difficult to value precisely and sell at the time or price desired, in which case valuation would depend more on the investment adviser's judgment than is generally the case with higher-rated securities.

U.S. Government Securities. The Funds may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a very similar set of principal risks.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Forms of Organization

The SP Fund is a series of SPMF, which is an open-end management investment company, organized as a Maryland corporation. SPMF is authorized to issue 5.5 billion shares of capital stock, par value $.001 per share, 150,000,000 of which are designated as shares of the SP Fund, which are each further divided into Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SPMF sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

The Dryden Fund is an open-end, diversified, management investment company, organized as a Maryland corporation. The Dryden Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into five classes, designated Class A, Class B, Class C, Class Z and Class R common stock. Of the authorized shares of common stock of the Dryden Fund, 750 million shares are designated Class A, 750 million of which are designated Class B, 750 million of which are designated Class C, 375 million of which are designated as Class Z and 375 million of which are designated Class R. If the Plan relating to SP Fund is approved, the Dryden Fund will authorize and issue four additional classes of shares that will be equivalent to Class L, Class M, Class X and New Class X shares of the SP Fund.

SPMF and the Dryden Fund (together, the Companies) operate pursuant to charters, which include their Articles of Incorporation and supplements, corrections and amendments thereto, and by-laws. The Companies are each governed by a Board of Directors. We refer to these as a "Board" and sometimes refer separately to "directors." We have summarized below certain rights of shareholders of the Companies to highlight differences in the governing documents of the Companies. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the charter of the Companies for more complete information.

Forms of Ownership. Ownership interests in the Companies and their series, if applicable, are represented by shares of common stock of a corporation. The par value of the Dryden Fund's common stock is $.01 and the par value of the SP Mutual Fund's common stock is $.001. We refer to the ownership interest as "shares" and to holders of shares as "shareholders."

Extraordinary Transactions. As registered open-end investment companies, the Companies are authorized under Maryland law to transfer all of their respective assets (or the assets of any class or series of their shares) without shareholder approval, but pursuant to Maryland law and their charters, most other extraordinary transactions, including mergers, consolidations, share exchanges and dissolutions, must be approved by a majority vote of the shares entitled to vote on the matter.

Shareholder Meetings

Place of Meeting. The Companies may hold shareholder meetings at any place set by the Board, except that in the case of SPMF, that place is required to be within the United States.

Shareholder Voting Rights. Each share of the Companies' common stock entitles its holder to one vote and fractional shares are entitled to pro rata voting rights. In all elections for directors, each share of the Companies' stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Record Date. The Companies' Boards have the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. The Companies are not required to hold annual meetings of their shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act.

Special Meetings. The Companies must call a special meeting of shareholders if so requested by the chairman or the president or by a majority of the directors. In addition, SPMF must call a special meeting, in the discretion of the Board, on the written request of shareholders holding at least 10% of the outstanding shares of a series. In the case of the Dryden Fund, a special meeting will be held on the written request of shareholders representing a majority of the votes entitled to be cast at the meeting. The Companies' Boards have sole power to fix the date and time of any special meeting of shareholders.

Inspector of Elections. SPMF is required to appoint one or more inspectors of election to conduct the voting at any meeting, if so ordered by the chairman of the meeting or upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. The Dryden Fund's Board may appoint one or three inspectors before a shareholder meeting. In addition, the chairman may make such appointment and must do so upon the request of at least 10% of the shareholders.

Advance Notice of Shareholder Proposals. The by-laws of the Dryden Fund provides that in order for a shareholder to nominate a director for election or propose business to be considered at an annual meeting of shareholders, such shareholder must give notice of such nomination or proposal to the Secretary of the Dryden Fund not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. However, if no annual meeting was held in the preceding year, any such shareholder must give notice to the Secretary not earlier than the 90th day prior to such meeting and not later than either the 60th day prior to such meeting or the 10th day after public announcement of such meeting is made. Although the charter of SPMF provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SPMF may submit proposals from the floor of an annual meeting. Under Maryland law, the purpose of any special meeting must be described in the notice of such meeting so only items included in the notice may be considered at special meetings of shareholders of the Companies.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of SPMF and one-third of the votes entitled to be cast on a matter with respect to one or more series of the Dryden Fund shall constitute a quorum for the transaction of business at a meeting of such shareholders.

Adjournments. Whether or not a quorum is present, the Dryden Fund may adjourn a meeting of shareholders convened on the date for which it was called, by action of the chairman of the meeting, to a date not more than 120 days after the original record date. For SPMF, a majority vote of the shareholders present is needed to achieve such an adjournment.

Shareholder Action Without a Meeting. Shareholders of the Companies are not entitled to act by written consent unless such consent is unanimous.

Amendments to Charter

Amendments to each Companies' charter generally require the approval of the Board and at least a majority of the votes entitled to be cast. However, the Board may amend the charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, each Company's Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares without shareholder approval.

Amendment of By-Laws

The Companies' by-laws can be amended by a majority vote of the shareholders, or by a majority vote, in the case of SPMF, and by a two-thirds vote in the case of the Dryden Fund, of the Board.

Board of Directors

Number of Members. SPMF's Board may change the number of directors to any number from three (3) to twenty-five (25), inclusive. The Dryden Fund's Board may change the number of directors to any number from three (3) to twenty (20), inclusive.

Removal of Board Members. SPMF shareholders may remove a Board member, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members. Dryden Fund shareholders may remove a Board member, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Board members.

Board Vacancies. A vacancy on the Companies' Boards may be filled by a majority of the remaining members of the Board (unless, in the case of SPMF, the vacancy results from the removal of a director by the shareholders, in which case the shareholders may elect a successor to fill the vacancy, the vacancy results from an increase in the number of directors, in which case a majority of the entire Board may fill the vacancy, or unless otherwise required by law).

Limitation on Liability of Directors and Officers. The Companies' charters provide that, to the extent allowed by law, directors and officers will not be liable to the Funds or their shareholders for monetary damages for a breach of fiduciary duty. Maryland law permits such limitation of liability except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Indemnification of Directors, Officers, Employees and Agents. Each Company's charter provides for indemnification of directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

Under Maryland law, the Companies' shareholders generally have no personal liability for the debts or obligations of the Companies as a result of their status as shareholders.

Termination and Dissolution

Dissolution of the Companies requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, under Maryland law, the Companies may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers (the Investment Managers) pursuant to an investment management agreement with SPMF on behalf of the SP Fund (the SP Management Agreement). PI serves as manager pursuant to an investment management agreement with the Dryden Fund (the Dryden Management Agreement and together with the SP Management Agreement, the Management Agreements).

Under the SP Management Agreement, PI (as co-manager) will provide supervision and oversight of ASISI's investment management responsibilities with respect to SPMF, including the SP Fund. Pursuant to the Agreement, the Investment Managers jointly administer the Fund's business affairs and supervise the Fund's investments. Subject to approval by the Board of Directors, the Investment Managers may select and employ one or more subadvisers for the Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Directors, the Investment Managers may reallocate the Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the Fund's investment objectives.

Under the Dryden Management Agreement, PI (as manager) manages the Fund's investment operations and administers its business affairs. Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for the Fund. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Funds' subadviser. As of March 31, 2006, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $98.9 billion.

The Companies have obtained an exemption from the SEC (the Order) that permits ASISI or PI to change subadvisers for each of the Companies, including the SP Fund, and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Boards of Directors of the Companies. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Companies) is intended to facilitate the efficient supervision and management of the subadvisers by ASISI and PI and the Directors of the Companies.

With respect to the Funds, ASISI and/or PI, as applicable, currently engage the following subadvisers to manage the investments of the Funds in accordance with that Fund's investment objective, policies and limitations and any investment guidelines established by ASISI and/or PI, as applicable. Each subadviser is responsible, subject to the supervision and control of ASISI and/or PI, as applicable, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

Pacific Investment Management Company LLC ("PIMCO") located at 840 Newport Center Drive, Newport Beach, California 92660, has served as the subadviser for the SP Fund since March 2006. PIMCO is an investment counseling firm founded in 1971. As of December 31, 2005, PIMCO had approximately $594.1 billion of assets under management. Raymond G. Kennedy, CFA, is the individual at PIMCO primarily responsible for the day-to-day management of the assets of SP Fund.

Raymond G. Kennedy is a Managing Director, portfolio manager and senior member of PIMCO's investment strategy group. He manages High Yield funds and oversees bank loan trading and collateralized debt obligations and heads the global high yield business for PIMCO. Mr. Kennedy joined the firm in 1996, previously having been associated with the Prudential Insurance Company of America as a private placement asset manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed-income securities. Prior to that, he was a consultant for Andersen Consulting (now Accenture) in Los Angeles and London. He has twenty years of investment management experience and holds a bachelor's degree from Stanford University and an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

Prior to March 2006, Goldman Sachs Asset Management, L.P. ("GSAM") was the SP Fund's subadviser. Beginning in March 2006, GSAM and PIMCO were co-subadvisers until June 16, 2006 when PIMCO became the sole subadviser for the SP Fund.

Prudential Investment Management, Inc. (PIM) is the subadviser to the Dryden Fund and has served as a registered investment adviser to investment companies since 1984. PIM is an indirect, wholly owned subsidiary of Prudential Financial. The Fixed-Income ("PIM Fixed-Income") unit of PIM is the primary public fixed-income asset management business of PIM. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

Paul Appleby, CFA, is Managing Director and Head of PIM's High Yield Team. He oversees all portfolio management and trading activities for high yield portfolios, and also specializes in the cable, technology, commodities, and healthcare sectors. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby joined Prudential Financial in 1987 and has 18 years investment experience. He has managed the Dryden Fund since 1999.

Richard Burns, CFA is Principal and portfolio manager on PIM's High Yield Team. He is responsible for proprietary high yield portfolios and has specialized in the telecommunications, energy, gaming, retail, and lodging sectors. Mr. Burns joined Prudential Financial in 1986 as a research analyst. He has managed the Dryden Fund since 1999 and has 22 years overall investment experience.

Stephen Haeckel is Principal and portfolio manager on PIM's High Yield Team. He is portfolio manager for the Higher Quality High Yield Strategies and specializes in the media, industrials, homebuilders, and transportation sectors. Before joining the High Yield Team in 1999, Mr. Haeckel was credit analyst with PIM Fixed-Income. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. He joined Prudential Financial in 1990. Previously, he was an Investment Officer at MONY Capital Management. Mr. Haeckel has managed the Dryden Fund since 1999 and has 17 years investment experience.

Michael J. Collins, CFA, is Principal and portfolio manager/strategist on PIM's High Yield Team, responsible for portfolio management, strategy, and risk management. Prior to his current role, Mike was Senior Investment Strategist, covering all fixed-income sectors. Previously, Mike was a credit research analyst. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mike began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Dryden Fund since 2001 and has 12 years of investments experience.

Terence Wheat, CFA is Principal and high yield portfolio manager for PIM's Fixed-Income Unit's High Yield Team. Prior to assuming his current position in 2005, Terence spent 12 years as a credit analyst in Prudential Fixed-Income's Credit Research Group, responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Terence covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Terence joined Prudential Financial in 1988. He received a BS in Accounting and an MBA from Rider University. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Dryden Fund since 2005.

Subsequent to the consummation of the Reorganization, PIM will continue to serve as the subadviser for Dryden Fund, although the portfolio managers for the Dryden Fund could change at any time prior to and after the consummation of the Reorganization. If the Investment Manager determines that such portfolio manager change is not in the best interests of the Fund and its shareholders, then pursuant to the Order the subadviser may be replaced without prior shareholder approval, subject to Board approval. If such change occurs you will be notified and you may change your vote for the proposal as described herein under "Voting Information – Revocation of Proxies."

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Manager

The table below identifies, for the portfolio manager referenced above, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. There were no accounts whose fees are based on performance.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed (Thousands)	Other Pooled Accounts* Managed	Assets of Other Pooled Accounts Managed (Thousands)	Other Accounts** Managed	Assets of Other Accounts Managed (Thousands)
(SP Fund)
Raymond G. Kennedy	9	$14,332	6	$2,185	15	$2,795
(Dryden Fund)
Paul Appleby	3	1,513,295	20	1,560,754	9	6,502,326
Richard Burns	3	1,513,295	20	1,560,754	11	6,812,438
Stephen Haeckel	3	1,513,295	20	1,560,754	9	6,591,187
Michael J. Collins	9	1,708,474	8	1,560,754	10	1,186,537
Terence Wheat	3	1,513,295	20	1,560,754	9	6,591,187

*  "Other Pooled Accounts" includes commingled insurance company separate accounts, commingled trust funds, non-U.S. mutual funds, and collateralized debt obligation vehicles.

**  "Other Accounts" includes single client accounts, managed accounts, and non-commingled, affiliated insurance accounts.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund	PIMCO:

Compensation

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

• 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

• Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

• Amount and nature of assets managed by the portfolio manager;

• Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

• Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

• Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

• Contributions to asset retention, gathering and client satisfaction;

• Contributions to mentoring, coaching and/or supervising; and

• Personal growth and skills added.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund (continued)	A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund (concluded)	Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Dryden Fund	PIM:

Compensation

PIM Fixed-Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. PIM Fixed-Income's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (continued)	long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, providing investment professionals with an ownership stake. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional's incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1)	investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this Prospectus/Proxy Statement,

2)	PIM Fixed-Income's business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

3)	market-based data indicating trends and levels of overall compensation in the asset management industry in a given year. PIM Fixed-Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional's incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Potential Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (continued)	to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM's relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This can occur particularly with respect to fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining "Information Barriers" to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM's fixed income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

PIM may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (continued)	due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

PIM and its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over- weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account, of The Prudential Insurance Company of America ("PICA", PIM's proprietary accounts and accounts of other affiliates of PIM (collectively the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in PIM's client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

It is anticipated that there will be situations in which the interests of the Fund in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by PIM or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the Fund but at different levels in the capital structure. Investment by Affiliated Accounts at different levels to that of the Fund in the capital structure of a portfolio company presents inherent conflicts of interest between the Affiliated Accounts and the Fund. For example, in the event of restructuring or insolvency, the holders of senior debt may exercise remedies and take other actions that are not in the interest of or are adverse to holders of junior debt.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (continued)	Similarly, an Affiliated Account might hold secured debt of an issuer whose public unsecured debt is held by the Fund, Such conflicts may also exist among client accounts managed by PIM or its affiliates. While these conflicts cannot be eliminated, PIM has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of the Fund are originated and managed in its best interests.

In addition, portfolio managers may advise Affiliated Accounts. PIM's portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts, including the Fund, are managed differently from Affiliated Accounts, each of the client accounts, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM's fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts' investment objectives, investment strategies and restrictions (these conflicting positions and transactions, where arising from PIM's advisory activities or where PIM is otherwise aware of them, are collectively referred to as "Differing Positions"). PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of PICA's general account, trading by PICA's general account in certain securities, particularly certain fixed income securities, may result in market changes in response to trades. Although PIM expects that PICA's general account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PIM follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Portfolio Manager Securities Ownership. The table below identifies, for each portfolio manager, ownership of the Funds' securities by that portfolio manager.

Fund	Portfolio Manager(s)	Ownership of Securities
SP Fund	Raymond G. Kennedy	None

Dryden Fund	Paul Appleby, CFA Richard Burns, CFA Stephen Haeckel Michael J. Collins, CFA Terence Wheat, CFA	None None None None None

Investment Management Fees

Pursuant to the SP Management Agreement, ASISI receives a monthly investment management fee for the performance of its services for the SP Fund. PI does not receive a fee for its management of the SP Fund. Pursuant to the Dryden Management Agreement, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. ASISI, as co-manager of the SP Fund, and PI, as manager of the Dryden Fund, pay each subadviser, as applicable, a portion of its fee for the performance of the subadvisory services at no additional cost to the Funds.

The SP Fund is obligated to pay ASISI an annual investment management fee equal to 0.70% of its average daily net assets up to $500 million, 0.65% of its average daily net assets up to $1 billion and 0.60% of its average daily net assets in excess of $1 billion. The SP Fund does not pay PI a fee for its management services. Under the Dryden Management Agreement, the Dryden Fund is obligated to pay PI an annual investment management fee equal to 0.50% of its average daily net assets up to $250 million, 0.475% of its average daily net assets for the next $500 million, 0.45% of its average daily net assets for the next $750 million, 0.425% of its average daily net assets for the next $500 million, 0.40% of its average daily net assets for the next $500 million, 0.375% of its average daily net assets for the next $500 million and 0.35% of its average daily net assets in excess of $3 billion. As a result, if the Plan is approved, the shareholders of the SP Fund will indirectly pay a lower rate for investment management services as shareholders of the Dryden Fund (excluding any management fee waiver and or expense reimbursement). During its fiscal year ended October 31, 2005 and the period ended June 30, 2006, the SP Fund paid $1,036,279 and $505,070, respectively, in investment management fees to ASISI. During the fiscal year ended December 31, 2005 and the period ended June 30, 2006, the Dryden Fund paid $8,139,315 and $3,593,904, respectively, in investment management fees to PI.

ASISI and PI, as applicable, pay the respective subadviser a portion of the investment management fee that ASISI receives from the SP Fund and that PI receives from the Dryden Fund, respectively. ASISI and PI, as applicable, pay such subadvisory fees without any additional expense to the respective Fund. With respect to the SP Fund, ASISI pays PIMCO an annual rate equal to 0.25% of the SP Funds average daily net assets. With respect to the Dryden Fund, PI pays PIM an annual rate equal to 0.25% of its average daily net assets up to $250 million, 0.2256% of its average daily net assets for the next $500 million, 0.2025% of its average daily net assets for the next $750 million, 0.1806% of its average daily net assets for the next $500 million, 0.16% of its average daily net assets for the next $500 million, 0.1406% of its average daily net assets for the next $500 million and 0.1225% of its average daily net assets in excess of $3 billion

Distribution Plan

American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC (PIMS) (collectively, the Distributors) jointly serve as the principal underwriter and distributor for the SP Fund. PIMS also serves as the principal underwriter and distributor for the Dryden Fund. The Companies each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Z shares of the Dryden Fund) to compensate the Funds' respective distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay its distributor at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A1	0.25% of the Fund's average daily net assets attributable to Class A shares

Class B (Dryden Fund)	0.75% of the Fund's average daily net assets attributable to Class B shares

Class B (SP Fund)	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C (SP Fund)	1.00% of the Fund's average daily net assets attributable to Class C shares

Class C (Dryden Fund)[2]	0.75% of the Fund's average daily net assets attributable to Class C shares

Class L3	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M3	1.00% of the Fund's average daily net assets attributable to Class M shares

Class R4	0.50% of the Fund's average daily net assets attributable to Class R Shares

Class X3	1.00% of the Fund's average daily net assets attributable to Class X shares

Class Z5	None

1  The Distributors have each contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of each Fund's average daily net assets of the Class A shares through February 28, 2007 (for SP Fund) and April 30, 2007 (for Dryden Fund). Without such contractual fee waiver the 12b-1 fee for the Funds' Class A shares would be 0.30%.

2  PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for the Dryden Fund's Class C shares to 0.75% of Dryden Fund's average daily net assets of the Class C through April 30, 2007. Without such contractual fee waiver the 12b-1 fees for the Dryden Fund's Class C shares would be 1.00%

3  Currently, only the SP Fund offers Class L, Class M, Class X and New Class X shares. Pending approval of the Reorganziation by shareholders, the Dryden Fund will offer Class L, Class M, Class X and New Class X shares to accommodate the SP Fund Class L, Class M, Class X and New Class X shareholders. However, Class L, Class M, Class X and New Class X shares will generally be closed to new purchases.

4  Only the Dryden Fund has Class R shares. PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of the Dryden Fund's average daily net assets of the Class R shares through April 30, 2007. Without such contractual fee waiver the 12b-1 fees for the Dryden Fund's Class R shares would be 0.75%.

5  Only the Dryden Fund has Class Z shares. Class Z shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

Each Fund's distributor may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Valuation

In connection with the Reorganization, each whole and fractional share of each class of the SP Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of Dryden Fund. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the net assets (assets minus liabilities) of each individual share class of the Fund divided by the number of shares outstanding of the corresponding share class. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. A Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued at the last sale or bid price prior to the close of trading on the New York Stock Exchange (NYSE) that day. Except when a Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for a Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

Each Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, the Funds will not price, and you will not be able to purchase, redeem or exchange a Fund's shares even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV, the Funds' NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, Class L, Class M and Class X, as applicable, of each Fund shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B and Class C, Class L, Class M and Class X shares, as applicable, are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio Holdings

In addition to the description contained herein, a description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also contained in that Fund's prospectus, SAI and on that Fund's website (for SP Fund, see www.strategicpartners.com, and for the Dryden Fund, see www.jennisondryden.com). Each Fund will provide a full list of its portfolio holdings as of the end of the calendar month (for the Dryden Fund) or the fiscal quarter (for the SP Fund) on its website within approximately 30 days (for the Dryden Fund) or 60 days (for the SP Fund) after the end of the calendar month (for the Dryden Fund) or the fiscal quarter (for the SP Fund). Each Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports and on Form N-Q. In addition, each Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis with the information 15 days prior to the release. Such information will be posted to the relevant Fund's website.

When authorized by a Fund's Chief Compliance Officer (CCO) and another officer of such Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Fund's shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the Investment Manager, Subadviser, Distributor or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by PFPC Trust Company (for SP Fund) and The Bank of New York (for Dryden Fund) (collectively, the Custodian Banks).

As of the date of this Prospectus/Proxy Statement, each Fund will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

•  Full holdings on a daily basis to the Subadviser, Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•  Full holdings to KPMG, LLP, each Fund's independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  The trades for each Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

Fund directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before each Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board of SPMF has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's transfer agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-trip transaction) as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Fund's policies as set forth in each Fund's prospectus and SAI on transfers by beneficial owners. Omnibus accounts and

Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. None of the Funds or Dryden Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) (see "How to Buy Shares" in the Dryden Fund's prospectus, incorporated by reference and attached as Exhibit B). Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class L shares are subject to up to a 4.25% initial sales charge on purchases under $1 million. Class M, Class X and New Class X shares are sold subject to a CDSC of 6.00%, decreasing annually. For more information relating to the purchase, redemption, exchange and distribution of Class A, B, and C shares, see "How to Buy Shares" and "How to Sell Your Shares" in the Dryden Fund's prospectus, incorporated by reference and attached as Exhibit B. Class L, Class M, Class X and New Class X shares are generally no longer offered for direct purchase.

Class L shares of the SP Fund are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class L shares are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of the investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for the account of the purchaser. A portion of the sales charge is retained by the Distributors and a portion is allocated to the purchaser's dealer. The distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period. The front-end sales charge rates for Class L shares are as follows:

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. invested)
Less than $50,000	4.25%	4.71%
$50,000 up to $99,999	4.00%	4.17%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 up to $4,999,999	NAV	1.00%*
$5,000,000 up to $9,999,999	NAV	0.50%*
$10,000,000 up to $9,999,999,999	NAV	0.25%*

*  For investments of $1 million to $4,999,999, the dealer reallowance is 1.00%. For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

There is no initial sales charge on purchases of Class L shares of the applicable Funds in the following cases:

•  Purchases aggregating $1 million or more;

•  Purchases by an employer-sponsored retirement plan under Section 403(b) of the Code that features an employer contribution or "match"; or

•  Purchases by an employer-sponsored retirement plan under Section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that has established an electronic link with the Company.

However, if such Class L shares are redeemed within 12 months of their purchase, a CDSC (Class L CDSC) will be deducted from the redemption proceeds. During the past 12 months Class L shares were not available to new investors. The Class L CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or loans to Section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in a Fund's SAI. The Class L CDSC will be equal to 1.0% of the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class L CDSC. The Class L CDSC is paid to the distributor with respect to expenses incurred in providing distribution-related services to the Fund. To determine whether the Class L CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining how long a purchaser has held shares, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable Class L CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Class M shares are sold at NAV per share without an initial sales charge. However, if Class M shares are redeemed within 7 years of their purchase, a CDSC (Class M CDSC) will be deducted from the redemption proceeds. The Class M CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class M CDSC. The Class M CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of its Class M shares. The distributor has assigned its right to receive any Class M CDSC, as well as any distribution and service fees to certain unrelated parties that provides funding for the up-front sales concession payments.

To determine whether the Class M CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class M CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class M CDSC (as % of amount subject to charge)
1st year after purchase	6.00%
2nd year after purchase	5.00%
3rd year after purchase	4.00%
4th year after purchase	3.00%
5th year after purchase	2.00%
6th year after purchase	2.00%
7th year after purchase	1.00%
8th year after purchase	None

For purposes of determining the Class M CDSC, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

The Class M CDSC will be waived in the following cases if shares are redeemed and the Fund's transfer agent is notified: (1) redemptions under a Systematic Withdrawal Plan; (2) redemptions to pay premiums for optional insurance; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class M shares of the Fund (any portion greater than mandated minimum distribution would be subject to the Class M CDSC); (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class M shares of the Fund; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

Approximately eight years after the purchase of Class M shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class M shareholders of the higher asset-based distribution charge that applies to Class M shares under the Class M 12b-1 Fee described above. The conversion is based on the relative NAV of the classes, and no sales charge is imposed. At the time of conversion, a portion of the Class M shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class M non-Dividend Shares to total Class M non-Dividend Shares.

Class X shares are sold without an initial sales charge, however, if Class X shares are redeemed within 8 years of their purchase (7 years in the case of Class X shares purchased prior to August 19, 1998), a CDSC (Class X CDSC) will be deducted from the redemption proceeds. The Class X CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the NAV of the shares at the time of purchase.

For purchases made prior to January 1, 2002, the Class X CDSC will be assessed on the lesser of (i) the original purchase price or (ii) the redemption proceeds. For purchases made after January 1, 2002, the Class X CDSC is calculated using the original purchase price. Any increase in the share price is not subject to the Class X CDSC. The Class X CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees to a third party that provides funding for the up-front sales concession payments.

To determine whether the Class X CDSC applies to a redemption, a Fund first redeems shares not subject to a Class X CDSC (shares acquired by reinvestment of dividends and capital gains distributions, and shares held for over 8 years) and then redeems other shares in the order they were purchased (such that shares held the longest are redeemed first).

The amount of the Class X CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class X CDSC (as % of amount subject to charge)
1st year after purchase	6.00%
2nd year after purchase	5.00%
3rd year after purchase	4.00%
4th year after purchase	4.00%
5th year after purchase	3.00%
6th year after purchase	2.00%
7th year after purchase	2.00%
8th year after purchase	1.00%
9th or 10th year after purchase	None

For purposes of determining the Class X CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

The Class X CDSC will be waived in the following cases if shares are redeemed and the transfer agent is notified: (1) redemptions to pay premiums for optional insurance coverage; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of plan assets held in Class X shares of the Fund; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of plan assets held in Class X shares of the Fund; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

Ten years after the purchase of Class X shares of a Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described above. The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class X non-Dividend Shares to total Class X non-Dividend Shares.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Companies, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

You may exchange your Fund shares for shares of any other Fund without a sales charge. If you exchange such shares for shares of another Fund or if you receive Dryden shares in exchange for SP Fund shares pursuant to a Plan, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI (and, with respect to the SP Fund, ASISI), such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund declares daily and pays dividends on net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually.

SPMF Share Class Designations

Please note that in 2004 SPMF renamed Class A and Class B shares, and created two new classes designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of SPMF designated as "Class A" or "Class B" at the time of purchase, SPMF now refers to your shares as "Class L" and "Class M", respectively. Please be sure to consult information about the appropriate share class when reviewing these materials.

In addition, pursuant to its charter, SPMF may issue both "Class X" shares and "New Class X" shares of the SP Fund. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SPMF sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A shares approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

If the Reorganization is approved, the Dryden Fund will issue Class X and New Class X shares with equivalent conversion rights to the respective Class X and New Class X shareholders of the SP Fund, which are sometimes collectively referred as "Class X shares" of the Dryden Fund in this Prospectus/Proxy Statement.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as of the period ended June 30, 2006 as well as the unaudited pro forma fees and expenses of the Dryden Fund as of June 30, 2006, that will continue in effect after consummation of the Reorganization if the Plan is approved. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in Dryden Fund after the Reorganization for purposes of determining any applicable CDSCs. Class L, M and X shares of the Dryden Fund were not offered during the last fiscal year. The fees and expenses below of the Class L, M and X shares of the Dryden Fund are based on estimated expenses of the Fund during the current fiscal year.

Shareholder Fees and Operating Expenses

Class A Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	4.50%	4.50%	4.50%
Maximum contingent deferred sales charge (load)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.70%	0.46%	0.46%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.55%	0.19%	0.20%
= Total annual fund operating expenses	1.55%	0.95%	0.96%
– Fee waiver and/or expense reimbursement	(0.29)%	(0.05)%	(0.06)%
= Net annual fund operating expenses	1.26%	0.90%	0.90%

Class B Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	5.00%	5.00%	5.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.70%	0.46%	0.46%
+ Distribution (12b-1) Fees	1.00%	0.75%	0.75%
+ Other Expenses	0.55%	0.19%	0.20%
= Total annual fund operating expenses	2.25%	1.40%	1.41%
– Fee waiver and/or expense reimbursement	(0.24)%	—	(0.01)%
= Net annual fund operating expenses	2.01%	1.40%	1.40%

Class C Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.70%	0.46%	0.46%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.55%	0.19%	0.20%
= Total annual fund operating expenses	2.25%	1.65%	1.66%
– Fee waiver and/or expense reimbursement	(0.24)%	(0.25)%	(0.26)%
= Net annual fund operating expenses	2.01%	1.40%	1.40%

Class L Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	4.25%	4.25%	4.25%
Maximum contingent deferred sales charge (load)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.70%	0.46%	0.46%
+ Distribution (12b-1) Fees	0.50%	0.50%	0.50%
+ Other Expenses	0.55%	0.19%	0.20%
= Total annual fund operating expenses	1.75%	1.15%	1.16%
– Fee waiver and/or expense reimbursement	(0.24)%	—	(0.01)%
= Net annual fund operating expenses	1.51%	1.15%	1.15%

Class M Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	6.00%	6.00%	6.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.70%	0.46%	0.46%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.55%	0.19%	0.20%
= Total annual fund operating expenses	2.25%	1.65%	1.66%
– Fee waiver and/or expense eimbursement	(0.24)%	—	(0.01)%
= Net annual fund operating expenses	2.01%	1.65%	1.65%

Class R Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	N/A	None	None
Maximum contingent deferred sales charge (load)	N/A	None	None
Redemption Fee	N/A	None	None
Exchange Fee	N/A	None	None
Small balance account fee beginning on or about November 17, 2006	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	N/A	0.46%	0.46%
+ Distribution and Service (12b-1) Fees	N/A	0.75%	0.75%
+ Other Expenses	N/A	0.19%	0.20%
= Total annual fund operating expenses	N/A	1.40%	1.41%
– Fee waiver and/or expense reimbursement	N/A	(0.25)%	(0.26)%
= Net annual fund operating expenses	N/A	1.15%	1.15%

Class X Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	6.00%	6.00%	6.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.70%	0.46%	0.46%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.55%	0.19%	0.20%
= Total annual fund operating expenses	2.25%	1.65%	1.66%
– Fee waiver and/or expense reimbursement	(0.24)%	—	(0.01)%
= Net annual fund operating expenses	2.01%	1.65%	1.65%

Class Z Shares

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	N/A	None	None
Maximum contingent deferred sales charge (load)	N/A	None	None
Redemption Fee	N/A	None	None
Exchange Fee	N/A	None	None
Small balance account fee beginning on or about November 17, 2006	N/A	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	N/A	0.46%	0.46%
+ Distribution and Service (12b-1) Fees	N/A	None	None
+ Other Expenses	N/A	0.19%	0.20%
= Total annual fund operating expenses	N/A	0.65%	0.66%
– Fee waiver and/or expense reimbursement	N/A	—	(0.01)%
= Net annual fund operating expenses	N/A	0.65%	0.65%

•  Your broker may charge you a separate or additional fee for purchases and sales of shares.

•  Investors who purchase $1 million or more of Class A shares or Class L shares, to the extent Class L is open to new purchases, and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans). During the past 12 months Class L shares were not available to new investors.

•  ASISI has agreed contractually to reimburse and/or waive fees through February 28, 2007, so that the SP Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses do not exceed 1.00% of SP Fund's average daily net assets. Due to the Reorganization, ASISI and PI could benefit from the elimination of fee waiver currently being waived for SP Fund since PI currently is not waiving or reimbursing any of its fee for the Dryden Funds. However, to the extent that net total expenses for the Dryden Fund increase due to implementation of the proposed Reorganization, PI has contractually agreed to waive up to .01% of its management fee on a annualized basis for the twelve months after the completion of the Reorganization if the Dryden Fund's net operating expenses (exclusive of taxes, interest, brokerage, distribution fees and extraordinary expenses) exceed 0.86% as a result of the Reorganization.

•  The Funds' Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 of 1% of the average daily net assets of the Class A shares through February 28, 2007 for the SP Fund and through April 30, 2007 for the Dryden Fund. PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Dryden Fund's Class C shares to 0.75% of Dryden Fund's average daily net assets of the Dryden Fund's Class C shares through April 30, 2007. Without such contractual fee waiver the 12b-1 fees for the Dryden Fund's Class C shares would be 1.00%. The Dryden Fund's Distributor also has contractually agreed to reduce its distribution and service (12b-1) fees for Dryden Fund's Class R shares to 0.50% of the average daily net assets of the Dryden Fund's Class R shares through April 30, 2007.

•  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eight year after purchase. The CDSC for New Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares and New Class X shares convert to Class A shares approximately 8 years and 10 years, respectively, after purchase. No CDSC is charged after these periods.

•  Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Series will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. Class R and Class Z are exempt from the small balance account fee.

•  Class R and Z shares of the SP Fund were not offered as of June 30, 2006. The Class L, M and X shares of the Dryden Fund were not offered as of June 30, 2006 and the operating expenses are estimated based on expenses of the Dryden Fund and the distribution fee applicable to such share class.

•  The CDSC for Class A, B, C shares of the Dryden Fund is calculated as a percentage of the lower of the original purchase price or sale proceeds. The CDSC for the Class L, M, X and New Class X shares of Dryden and SP Funds, and the Class A, B and C shares of the SP Fund is calculated as a percentage of the original purchase price.

•  The management fee rate shown is based on each Fund's daily average net assets as of June 30, 2006. The Funds' management fee schedule includes fee breakpoints which reduce the Funds' effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Dryden Fund's management fee schedule is set forth below: 0.50 of 1% to $250 million; 0.475 of 1% on next $500 million; 0.45 of 1% on next $750 million; 0.425 of 1% on next $500 million; 0.40 of 1% on next $500 million; 0.375 of 1% on next $500 million; 0.35 of 1% over $3 billion. The SP Fund's management fee schedule is set forth below: 0.70% of its average daily net assets up to $500 million, 0.65% of its average daily net assets up to $1 billion and 0.60% of its average daily net assets in excess of $1 billion.

•  A $10 fee may be imposed for wire transfers of redemption proceeds.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Dryden Fund after consummation of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. Class L, M and X shares of the Dryden Fund were not offered during the last fiscal year. The expenses below of the Class L, M and X shares of the Dryden Fund are based on estimated expenses of the Fund during the current fiscal year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase of Class X shares (and eight years of such shares issued prior to August 17, 1998) will automatically convert to Class A shares. The information in the ten years column reflects such conversions.

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$573	$890	$1,231	$2,189
Dryden Fund	538	734	947	1,560
Dryden Fund (Pro forma projected after the Reorganization)	538	736	951	1,570

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$704	$980	$1,283	$2,307
Dryden Fund	643	743	866	1,500
Dryden Fund (Pro forma projected after the Reorganization)	643	745	870	1,510

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$304	$680	$1,183	$2,566
Dryden Fund	243	496	873	1,934
Dryden Fund (Pro forma projected after the Reorganization)	243	498	878	1,944

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$572	$930	$1,312	$2,381
Dryden Fund	537	775	1,031	1,763
Dryden Fund (Pro forma projected after the Reorganization)	537	777	1,035	1,773

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$804	$1,080	$1,383	$2,390
Dryden Fund	768	920	1,097	1,768
Dryden Fund (Pro forma projected after the Reorganization)	768	922	1,101	1,778

Class R Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Dryden Fund	$117	$419	$742	$1,658
Dryden Fund (Pro forma projected after the Reorganization)	117	421	746	1,668

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$804	$1,080	$1,483	$2,566
Dryden Fund	768	920	1,197	1,955
Dryden Fund (Pro forma projected after the Reorganization)	768	922	1,201	1,965

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Dryden Fund	$66	$208	$362	$810
Dryden Fund (Pro forma projected after the Reorganization)	66	210	367	822

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$573	$890	$1,231	$2,189
Dryden Fund	538	734	947	1,560
Dryden Fund (Pro forma projected after the Reorganization)	538	736	951	1,570

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$204	$680	$1,183	$2,307
Dryden Fund	143	443	766	1,500
Dryden Fund (Pro forma projected after the Reorganization)	143	445	770	1,510

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$204	$680	$1,183	$2,566
Dryden Fund	143	496	873	1,934
Dryden Fund (Pro forma projected after the Reorganization)	143	498	878	1,944

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$572	$930	$1,312	$2,381
Dryden Fund	537	775	1,031	1,763
Dryden Fund (Pro forma projected after the Reorganization)	537	777	1,035	1,773

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$204	$680	$1,183	$2,390
Dryden Fund	168	520	897	1,768
Dryden Fund (Pro forma projected after the Reorganization)	168	522	901	1,778

Class R Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Dryden Fund	$117	$419	$742	$1,658
Dryden Fund (Pro forma projected after the Reorganization)	117	421	746	1,668

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$204	$680	$1,183	$2,566
Dryden Fund	168	520	897	1,955
Dryden Fund (Pro forma projected after the Reorganization)	168	522	901	1,965

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Dryden Fund	$66	$208	$362	$810
Dryden Fund (Pro forma projected after the Reorganization)	66	210	367	822

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Performance of the Funds

A number of factors – including risk – can affect how each Fund performs. The following bar charts show the performance of the Class L shares of the SP Fund and Class B shares of the Dryden Fund for each full calendar year of the respective Fund's operation. The first table below each bar chart shows each Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class L shares of SP Fund and Class B shares of Dryden Fund.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a fund will achieve similar results in the future.

SP Fund

Annual Total Returns* (Class L Shares)

BEST QUARTER: 7.76% (2nd quarter 2003) WORST QUARTER: –7.21% (4th quarter 2000)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total return of the Fund's Class L shares from January 1, 2006 to June 30, 2006 was 2.15%.

Average Annual Total Returns1 For periods ended December 31, 2005

	ONE YEAR	FIVE YEARS	SINCE INCEPTION
Return Before Taxes
Class A	–3.19	N/A	3.06 (since 4-12-04)
Class B	–4.07	N/A	2.97 (since 4-12-04)
Class C	–0.32	6.62	3.65 (since 7-28-97)
Class M	–5.01	6.33	3.65 (since 7-28-97)
Class X	–4.90	6.18	3.66 (since 7-28-97)
Class L
Return Before Taxes	–3.07%	6.22%	3.65% (since 7-28-97)
Return After Taxes on Distributions[2]	–5.53	3.12	0.53
Return After Taxes on Distributions and Sale of Fund Shares[3]	–2.02	3.38	1.12
Index (reflects no deduction for fees, expenses or taxes)
Lehman Brothers U.S. Corporate High Yield Index[4]	2.74	8.85	[4]
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index[5]	2.76	9.12	[5]
Lipper Average[6]	2.44	7.23	[6]

Notes to SP Fund Average Annual Returns Table

(1)  The Fund's returns are after deduction of sales charges and expenses. During certain periods shown, expense reimbursements were in effect. Without such expense reimbursements, the returns would have been lower. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.

(2)  After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class L shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

(3)  The "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

(4)  The Lehman Brothers U.S. Corporate High Yield Index (Prior Index) (formerly known as Lehman Brothers High Yield Bond Index) – an unmanaged index of fixed rate non investment-grade debt securities with at least one year remaining to maturity – gives a broad look at how high yield (junk) bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The Lehman High Yield Bond Index returns since the closest calendar month-end following the inception of each class are 6.45% for Class A and B shares and 5.40% for Class C, L, M and X shares. Source: Lehman Brothers.

(5)  The Lehman Brothers U. S. Corporate High Yield 2% Issuer Capped Index (Lehman High Yield 2% Issuer Capped Index) covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The Lehman High Yield 2% Issuer Capped Index returns since the closest calendar month-end following the inception of each class are 6.44% for Class A and B shares and 5.57% for Class C, L, M and X shares. Source: Lehman Brothers.

(6)  The Lipper Average is based on the average return of all mutual funds in the Lipper High Current Yield Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the closest calendar month-end following the inception of each class are 5.94% for Class A and B shares and 3.82% for Class C, L, M and X shares. Source: Lipper Inc.

Dryden Fund

Annual Total Returns* (Class B Shares)

BEST QUARTER: 8.90% 2nd quarter of 2003 WORST QUARTER: –7.54% 3rd quarter of 1998

*  These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown. The total return of the Fund's Class B shares from 1-1-06 to 6-30-06 was 2.06%.

Average Annual Returns1 (as of 12/31/05)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Return Before Taxes
Class A shares	–1.57%	5.95%	5.01%	7.40% (since 1-22-90)
Class C shares	1.58	6.39	4.94	5.72% (since 8-01-94)
Class Z shares	3.32	7.24	N/A	5.46% (since 3-01-96)
Class R shares	N/A	N/A	N/A	N/A (since 6-06-05)
Class B Shares
Return Before Taxes	–2.24	6.25	4.94	8.19% (since 8-10-81)
Return After Taxes on Distributions[2]	–4.32	3.28	1.67	3.44% (since 8-10-81)
Return After Taxes on Distributions and Sale of Fund Shares[3]	–1.09	3.52	2.17	3.72% (since 8-10-81)
Index (reflects no deduction for fees, expenses or taxes)
Lehman Brothers U.S. Corporate High Yield Index (Prior Index)[4]	2.74	8.85	6.54	[4]
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index[5]	2.76	9.12	6.70	[5]
Lipper Average[6]	2.44	7.23	5.41	[6]

Notes to Dryden Fund Average Annual Returns Table

(1)  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares and 0.25% for Class C shares, the returns for Class A and Class C shares would have been lower.

(2)  After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

(3)  The "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

(4)  The Lehman Brothers U.S. Corporate High Yield Index (Prior Index) (formerly known as Lehman Brothers High Yield Bond Index) – an unmanaged index of fixed rate noninvestment-grade debt securities with at least one year remaining to maturity – gives a broad look at how high yield (junk) bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. Effective September 2005, the Fund no longer utilizes this index. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The Lehman High Yield Bond Index returns since the inception of each class are 9.22% for Class A, 7.75% for Class B, 7.38% for Class C, 6.46% for Class Z and N/A for Class R shares. The Lehman High Yield Index began on 6/30/83; therefore, the return for Class B shares represents an inception return from that time. Source: Lehman Brothers.

(5)  The Lehman Brothers U. S. Corporate High Yield 2% Issuer Capped Index (Lehman High Yield 2% Issuer Capped Index) covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least

$150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The Lehman High Yield 2% Issuer Capped Index returns since the closest calendar month-end following the inception of each class are 7.97% for Class A, 7.97% for Class B, 7.76% for Class C, 6.86% for Class Z shares and N/A for Class R shares. The Lehman High Yield 2% Issuer Capped Index began on January 1, 1993; therefore, the returns for Class A and Class B shares represent an inception return from that time. Source: Lehman Brothers.

(6)  The Lipper Average is based on the average return of all mutual funds in the Lipper High Current Yield Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the inception of each class are 7.97% for Class A, 8.78% for Class B, 5.84% for Class C, 5.20% for Class Z, and N/A for Class R shares. Source: Lipper Inc.

Investors cannot invest directly in an index. The returns for the indexes referenced in the above tables would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper averages referenced in the above tables reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

REASONS FOR THE REORGANIZATION

The directors of SPMF, including all of the directors who are not "interested persons" of SPMF within the meaning of the 1940 Act (the "Independent Directors"), have unanimously determined that the Reorganization would be in the best interests of the shareholders of the SP Fund, and that the interests of the shareholders of the SP Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on July 19, 2006, the Investment Managers advised the directors that, as of May 31, 2006, the SP Fund had net assets of approximately $98 million, while the Dryden Fund had assets of approximately $1.5 billion at that date. Accordingly, by merging the Funds shareholders would enjoy a greater asset base over which fund expenses may be spread.

In addition, the Investment Managers advised the directors that the SP Fund had higher total cost structures and higher gross and net expense ratios than the Dryden Fund. The directors considered the Investment Manager's advice that if the Plan is approved, shareholders of the SP Fund, regardless of the class of shares they own, should realize an immediate reduction in their net and gross annual operating expenses (before and after the fee waivers and/or expense reimbursements) paid on their investment, although there can be no assurance that operational savings will be realized.

The Investment Managers further advised the directors that shareholders of the SP Fund also could benefit from the lower contractual management fee paid by shareholders of Dryden Fund.

The directors were advised that the estimated costs associated with the Reorganization will be paid by PI and/or an affiliate and the SP Fund. See discussion below under "Expenses Resulting from the Reorganization."

The Investment Manager for the Dryden Fund also explained that shareholders of the Dryden Fund may experience slightly higher gross expenses as a result of the Reorganization. To the extent that net total expenses for the Dryden Fund increase due to implementation of the proposed Reorganization, the Investment Manager has contractually agreed to waive up to .01% of its management fees on an annualized basis for a twelve month period beginning from the completion of the Reorganization. The directors also noted that the Dryden Fund is not paying any of the costs of the Reorganization.

In recommending approval of the Plan, the Investment Managers advised the directors that the Funds have substantially similar investment objectives and investment policies. Moreover, the Investment Manager reported that the Funds have similar investment styles. The directors were also advised that Dryden Fund, had better investment performance over the three month and the one and three year periods than the SP Fund for the same period.

The Investment Manager noted that since the shares of the Dryden Fund will be issued at net asset value in exchange for the net assets of the SP Fund having a value equal to the aggregate net asset value of the shares of the SP Fund when the Reorganization occurs, the net assets of the SP Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in a reduction of the net asset value of the SP Fund or the Dryden Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a shareholder of the SP Fund may hold a smaller percentage of ownership in the Dryden Fund than he or she did in the SP Fund prior to the Reorganization. The aggregate net asset value of the Dryden Fund shares will equal the aggregate net asset value of your shares of the SP Fund.

The respective assets and liabilities of the SP Fund and the Dryden Fund will be valued at the closing of the Reorganization. The assets in each Fund will be valued according to the procedures set forth above under "Valuation." Purchase orders for the SP Fund's shares which have not been confirmed as of the closing of the Reorganization will be treated as assets of the Dryden Fund for purposes of the Reorganization; redemption requests with respect to the SP Fund's shares which have not settled as of the closing of the Reorganization will be treated as liabilities of the Dryden Fund for purposes of the Reorganization.

The directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of the SP Fund or the Dryden Fund from consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the shareholders of the SP Fund:

•  The Funds have similar investment objectives;

•  The Funds have similar investment policies and restrictions;

•  Shareholders of the SP Fund would realize a reduction in net and gross operating expenses as result of the consummation of the Reorganization;

•  The SP Fund is significantly smaller than the Dryden Fund;

•  The Dryden Fund generally has outperformed the SP Fund;

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The directors also noted that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the SP Fund. The directors were advised that the expense associated with the proxies would be borne by PI and/or an affiliate and the SP Fund.

Consequently, the directors of SP Fund approved the Plan and recommend that shareholders of the SP Fund vote to approve the Plan.

For the reasons discussed above, the Board of Directors of SPMF unanimously recommend that you vote FOR the Plan.

If shareholders of the SP Fund do not approve the Plan, the Board will consider other possible courses of action for the Fund, including, among others, consolidation of the Fund with one or more affiliated or unaffiliated funds other than the Dryden Fund, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of a Fund do not approve a Plan, the Investment Managers of that Fund may consider recommending to the Board and shareholders the liquidation of that Fund in light of its anticipated future inability to attract sufficient new assets to support long-term viability. A liquidation of a Fund would result in taxable gains or losses for most shareholders of the SP Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plans. You should read the actual form of the Plan attached hereto.

Closing

If the shareholders of the SP Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by SPMF, on behalf of the Funds, including the preparation of certain documents. SPMF will determine a specific date for the actual Reorganization to take place (which is expected to take place anytime in 2007). This is called the "closing date." If shareholders of the SP Fund do not approve the Plan, the Reorganization will not take place and the Board of the SP Fund will consider alternative courses of actions, as described above.

If the shareholders of the SP Fund approve the Plan, the SP Fund will deliver to the Dryden Fund all of the SP Fund's assets and Dryden Fund will assume all of the liabilities of the SP Fund on the closing date. Dryden Fund will issue to the SP Fund shares of Dryden Fund of a value equal to the dollar value of the net assets delivered to the Dryden Fund. The SP Fund will then distribute to its shareholders of record as of the close of business on the closing date, the Dryden Fund shares in equivalent value and of equivalent class as such shareholder holds in the SP Fund. The SP Fund will subsequently terminate and dissolve and Dryden Fund will be the surviving fund. The stock transfer books of the SP Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the SP Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, SPMF may amend the Plan without shareholder approval. SPMF may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the SP Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs, will be paid by [PI and/or an affiliate and the SP Fund.] The portfolio securities of the SP Fund will be transferred in-kind to the Dryden Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring. The total Reorganization costs are currently estimated to be $[ ], including approximately $[ ] in estimated proxy costs. The Reorganization costs attributable to the SP Fund is currently estimated to be approximately $[ ] and PI and/or an affiliate will pay the additional costs.

Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Plan that each Fund will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•  The acquisition by the Dryden Fund of the assets of the SP Fund in exchange solely for voting shares of the Dryden Fund and the assumption by the Dryden Fund of the liabilities, if any, of the SP Fund, followed by the distribution of the Dryden Fund shares received by the SP Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Dryden Fund and the SP Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•  The shareholders of the SP Fund will not recognize gain or loss upon the exchange of all of their shares of the SP Fund solely for shares of the Dryden Fund, as described in this Prospectus/Proxy Statement and the Plan;

•  No gain or loss will be recognized by the SP Fund upon the transfer of its assets to the Dryden Fund in exchange solely for voting shares of the Dryden Fund and the assumption by the Dryden Fund of the liabilities, if any, of the SP Fund. In addition, no gain or loss will be recognized by the SP Fund on the distribution of such shares to the shareholders of that Fund (in liquidation of the SP Fund);

•  No gain or loss will be recognized by the Dryden Fund upon the acquisition of the assets of the SP Fund in exchange solely for voting shares of the Dryden Fund and the assumption of the liabilities, if any, of the SP Fund;

•  The Dryden Fund's tax basis for the assets acquired from the SP Fund will be the same as the tax basis of these assets when held by the SP Fund immediately before the transfer, and the holding period of such assets acquired by the Dryden Fund will include the holding period of such assets when held by the SP Fund;

•  The SP Fund's shareholders' tax basis for the shares of the Dryden Fund received by them pursuant to the reorganization will be the same as their tax basis in the SP Fund shares exchanged therefor; and

•  The holding period of the Dryden Fund shares received by the shareholders of the SP Fund will include the holding period of the SP Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service, or the courts. If the Plan is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the SP Fund to the Dryden Fund followed by a taxable liquidation of the SP Fund, and the shareholders of the SP Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the SP Fund and the fair market value of the shares of the Dryden Fund received in exchange herefore. The SP Fund, and Dryden Fund have approximate capital loss carryforwards as of October 31, 2005 and December 31, 2005, respectively, of $34,067,000, and $1,259,906,000, respectively. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target fund after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of capital gain of the acquiring fund that may be offset annually by the capital loss carryforwards of the target fund (where, as in this reorganization, the acquiring fund has greater equity value than the target funds), in general, to the value of the equity of the target funds immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Additional rules may apply, further limiting the utilization of the capital loss. Shareholders of the SP Fund should consult their tax advisers regarding the tax consequences to them of the Plan in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of a Plan, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Plan.

Characteristics of Dryden Fund Shares

Dryden Fund was formed in Maryland on January 5, 1979. It is registered with the SEC as an open-end management investment company. Dryden Fund is authorized to issue 3 billion shares of common stock, par value $0.01 per share, which is currently divided into five classes, designated Class A, Class B, Class C, Class Z and Class R common stock. Of the authorized shares of common stock of the Fund, 750 million shares are designated Class A common stock, 750 million shares are designated Class B common stock, 750 million shares are designated Class C common stock, 375 million shares are designated Class Z common stock and 375 million shares are designated Class R common stock. If the Reorganization is approved, the Dryden Fund will be divided into up to nine classes, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X, New Class X and Class Z. The Class L, Class M, Class X and New Class X share classes of the Dryden Fund would be issued in order to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Fund who will become shareholders of Dryden Fund pursuant to the Plan. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases, except for purchases through reinvestment of any dividends and distributions.

Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests on any other class, (3) each class has a different (or no) exchange privilege and (4) Class B, Class M, Class X and New Class X shares will have a conversion feature whereby Class B, Class M, Class X and New Class X shares will automatically convert to Class A shares as follows: at the end of seven years (Class B shares), eight years (Class M shares and Class X shares) and ten years (New Class X shares), respectively, after the original purchase of shares. Class Z and Class R shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board may authorize the creation of additional series of common stock and classes within such series, with such preferences, rights, privileges, limitations and voting and dividend rights as the Board may determine.

Shares of Dryden Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Dryden Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class Z shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders, whose distribution expenses are lower and to Class Z shareholders, whose shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Dryden Fund's prospectus.

Dryden Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders, and the 1940 Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of two-thirds of the outstanding shares of Dryden Fund may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of Dryden Fund's outstanding shares.

Shares of the Dryden Fund that will be distributed to shareholders of the SP Fund and will have the same legal characteristics as the shares of the SP Fund with respect to such matters as assessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of June 30, 2006, the capitalization of shares of the Funds. The table also shows the unaudited pro forma projected capitalization of the Dryden Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Dryden Fund is likely to be different when the Plan is consummated.

Class A

	SP Fund	Dryden Fund	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$8,100,620	$1,173,310,188	N/A	$1,181,410,808
Total shares outstanding	1,147,609	209,544,388	298,930	210,990,927
Net asset value per share	$7.06	$5.60	N/A	$5.60

Class B

	SP Fund	Dryden Fund	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$1,851,634	$219,825,691	N/A	$221,677,325
Total shares outstanding	262,540	39,326,061	68,700	39,657,301
Net asset value per share	$7.05	$5.59	N/A	$5.59

Class C

	SP Fund	Dryden Fund	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$12,284,359	$53,770,491	N/A	$66,054,850
Total shares outstanding	1,742,886	9,617,911	454,674	11,815,471
Net asset value per share	$7.05	$5.59	N/A	$5.59

Class L

	SP Fund	Dryden Fund**	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$9,709,573	N/A	N/A	$9,709,573
Total shares outstanding	1,376,765	N/A	357,087	1,733,852
Net asset value per share	$7.05	N/A	N/A	$5.60

Class M

	SP Fund	Dryden Fund**	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$52,852,673	N/A	N/A	$52,852,673
Total shares outstanding	7,501,484	N/A	1,953,377	9,454,861
Net asset value per share	$7.05	N/A	N/A	$5.59

Class X

	SP Fund	Dryden Fund**	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$8,151,194	N/A	N/A	$8,151,194
Total shares outstanding	1,157,557	N/A	300,617	1,458,174
Net asset value per share	$7.04	N/A	N/A	$5.59

Class R

	SP Fund**	Dryden Fund	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	N/A	$2,437	N/A	$2,437
Total shares outstanding	N/A	435	N/A	435
Net asset value per share	N/A	$5.60	N/A	$5.60

Class Z

	SP Fund**	Dryden Fund	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	N/A	$22,619,629	N/A	$22,619,629
Total shares outstanding	N/A	4,030,248	N/A	4,030,248
Net asset value per share	N/A	$5.61	N/A	$5.61

Total Net Assets and Shares Outstanding

	SP Fund	Dryden Fund	Adjustments*	Pro Forma Dryden Fund after Combined Reorganizations (unaudited)
Total net assets	$92,950,053	$1,469,528,436	N/A	$1,562,478,489
Total shares outstanding	13,188,841	262,519,043	3,433,385	279,141,269

*  Reflects the change in shares of the SP Fund upon conversion into the Dryden Fund.

**  Class R and Z shares were not offered by the SP Fund and Class L, M and X shares were not offered by the Dryden Fund as of June 30, 2006.

VOTING INFORMATION

Required Vote

Only shareholders of record of the SP Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were ________ shares of the SP Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the SP Fund entitled to be voted at the Meeting is required to constitute a quorum of the SP Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present the affirmative vote of the holders of a majority of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon is necessary to approve a Plan, which, for purposes of this vote, under the 1940 Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the SP Fund represented at a meeting at which more than 50% of the outstanding voting shares of the SP Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund. Each shareholder of the SP Fund will be entitled to one vote for each full share, and a fractional vote for each fractional share of the SP Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote SP Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." SPMF will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of a Plan requires the affirmative vote of the lesser of 67% of the voting shares present at the Meeting or a majority of the total number of shares of a Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the SP Fund, the SP Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Fund would only take such actions if the Fund believed that would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the SP Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of SPMF at Gateway Center Three, 100 Mulberry

Street, Newark, New Jersey 07102 within reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of SPMF. In addition, SPMF has engaged MIS, an ADP Company, a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of MIS if SPMF has not yet received your vote. MIS may ask you for authority, by telephone, to permit MIS to execute your voting instructions on your behalf.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of August ___, 2006, each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Percent Ownership
SP Fund:	[to be provided by amendment]

Dryden Fund:	[to be provided by amendment]

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of August____, 2006, the officers and directors of SPMF, as a group, beneficially owned less than 1% of the outstanding voting shares of the SP Fund and the Dryden Fund.

In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

ADDITIONAL INFORMATION

Dryden Fund is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Dryden Fund is contained in the Fund's prospectus, dated December 30, 2005, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Dryden Fund is included in the Fund's SAI, dated December 30, 2005 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of Dryden Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2005 and Semi-Annual Report for the period ended June 30, 2006, may be obtained by calling 1-800-225-1852 or by writing to Dryden Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

SPMF (on behalf of the SP Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law, relating to the validity of shares of Dryden Fund to be issued pursuant to the Plan will be passed upon by DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Dryden Fund.

Independent Registered Public Accounting Firm

The audited financial statements of SP Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of SP Fund for the fiscal year ending October 31, 2005 (File No. 811-08085).

The audited financial statements of Dryden Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Dryden Fund for the fiscal year ending December 31, 2005 (File No. 811-02896).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the SP Fund care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

SPMF are not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or SPMF's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of the SP Fund may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Although the charter of SPMF provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SPMF may submit proposals from the floor of an annual meeting. However, under Maryland law, the purpose of any special meeting of shareholders must be described in the notice of such meeting so only items included in the notice for a special meeting may be considered at a special meeting of shareholders.

The Boards of Directors of the Companies intend to bring before the Meetings the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meetings. If, however, any other matters are properly presented to the Meetings for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Companies by execution of a subsequent proxy, or by voting in person at the applicable Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization relating (attached).

B	Prospectus for the Dryden Fund, dated March 2, 2005 (enclosed).

C	Dryden Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2005 (enclosed).

D	Dryden Fund's Semi-Annual Report to Shareholders for the period ended June 30, 2006 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ______ day of _____, 2006, by and between Strategic Partners Mutual Funds (the "Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners High Yield Bond Fund, a series of the Company (the "Acquired Fund"), and Dryden High Yield Fund, Inc. (the "Acquiring Fund"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, and assume substantially all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Acquiring Fund shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or

Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in its then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in its articles of incorporation and currently effective registration statement.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be ____________, 2006, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Fund or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Fund at the Acquiring Fund's Custodian, The Bank of New York. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 per share, (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Fund shall issue and deliver to the Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired

Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to the Acquiring Fund by the Company on behalf of the Acquired Fund. The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Fund:

(a)  The Acquired Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.

(b)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2005 (copies of which have been furnished to the Acquiring Fund) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended April 30, 2006 (copies of which will be furnished to the Acquiring Fund), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use therein.

5.  Representations and Warranties to the Company, for the benefit of the Acquired Fund, by the Acquiring Fund.

The Acquiring Fund makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the SDAT. The Acquiring Fund is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  The Acquiring Fund is authorized to issue three (3) billion shares of common stock, par value $0.01 per share of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the under the Acquiring Fund's articles of incorporation and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Acquiring Fund's Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended December 31, 2005 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquiring Fund's Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended June 30, 2006 (copies of which will be furnished to the Company), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Fund has the necessary corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  The Acquiring Fund is not a party to or obligated under any provision of its articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

The Company, on behalf of the Acquired Fund, and the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and the Board of Directors of the Acquiring Fund and this Plan constitutes a valid and binding obligation enforceable against the Company and the Acquiring Fund in accordance with its terms.

(f)  The Company and the Acquiring Fund anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

(a)  The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Acquiring Fund intends to operate its business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company, on behalf of the Acquired Fund, intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Companies intend that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Fund covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, as and when requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Fund intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Fund intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Company and the Acquiring Fund shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company's or the Acquiring Fund's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Acquiring Fund, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquiring Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Acquiring Fund, and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $.01 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Fund, of its obligations hereunder will not violate any provision of the Acquiring Fund's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Fund's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Fund under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  The Acquiring Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)   To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Fund that would be required to be disclosed in the Acquiring Fund's registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Fund.

(g)  The Acquiring Fund shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquired Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its charter and under the laws of the State of Maryland, to own all of its properties and assets and, to carry on its business as described in the current prospectus of the Acquired Fund, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and the Company's charter as a separate series of the Company;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Company, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Plan by the Acquiring Fund, is a valid and legally binding obligation of the Company and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by the Company and the Acquired Fund to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company's charter or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against the Company or the Acquired Fund, that would be required to be disclosed in the Company's registration statement on Form N-1A and is not so disclosed;

(7)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(h)  The Company and the Acquiring Fund shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to each Company, in form and substance satisfactory to the Company and the Acquiring Fund, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund and/or the Company with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by [Prudential Investments LLC, and/or an affiliate and the Company, on behalf of the Acquired Fund.]

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company on behalf of a Fund by resolution of the Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquired Fund or the Acquiring Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Company, the Acquired Fund, the Acquiring Fund, any of their respective officers, directors, agents or shareholders, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either of Fund or either Company against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Company's or the Acquiring Fund's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Acquired Fund, or the Board of Directors of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Company and the Acquiring Fund acknowledge that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company or the Acquiring Fund hereunder, and in particular that none of the assets of either Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Acquiring Fund and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, and the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Strategic Partners Mutual Funds, on behalf of Strategic Partners High Yield Bond Fund, and Dryden High Yield Fund, Inc., have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

STRATEGIC PARTNERS MUTUAL FUNDS, on behalf of Strategic Partners High Yield Bond Fund

Attest:	By: Name: Title:

DRYDEN HIGH YIELD BOND FUND, INC.

Attest:	By: Name: Title:

Exhibit B

PROSPECTUS DATED MARCH 2, 2006

The Prospectus for Dryden Fund, dated March 2, 2006, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED DECEMBER 31, 2005

The Annual Report to Shareholders for Dryden Fund for the fiscal year ended December 31, 2005, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

SEMI-ANNUAL REPORT DATED
JUNE 30, 2006

The Semi-Annual Report to Shareholders for Dryden Fund for the period ended June 30, 2006, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS

2	Summary

2	The Proposals

3	Shareholder Voting

3	Comparisons of Important Features

3	The Investment Objectives and Policies of the Funds

5	Comparison of Other Policies

7	Investment Restrictions

8	Risks of Investing in the Funds

11	Federal Income Tax Considerations

14	Management of the Funds

24	Distribution Plan

25	Valuation

26	Portfolio Holdings

28	Frequent Purchases and Redemptions of Fund Shares

29	Purchases, Redemptions, Exchanges and Distributions

34	Fees and Expenses

39	Expense Examples

42	Performance of the Funds

46	Reasons for the Reorganization

48	Information About the Reorganization

48	Closing

48	Expenses Resulting from the Reorganization

48	Tax Consequences of the Reorganization

49	Characteristics of Dryden Fund Shares

50	Capitalization

52	Voting Information

52	Required Vote

53	How to Vote

53	Revocation of Proxies

54	Solicitation of Voting Instructions

54	Principal Holders of Shares

54	Additional Information

55	Miscellaneous

55	Legal Matters

55	Independent Registered Public Accounting Firm

55	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

55	Shareholder Proposals

56	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus dated March 2, 2006 for Dryden Fund (enclosed)

C-1	Exhibit C – Annual Report to Shareholders of Dryden Fund for the fiscal year ended December 31, 2005 (enclosed)

D-1	Exhibit D – Semi-Annual Report to Shareholders of Dryden Fund for the period ended June 30, 2006 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION
FOR
DRYDEN HIGH YIELD FUND, INC.

Dated September 7, 2006

Acquisition of the Net Assets of
Strategic Partners High Yield Bond Fund,

a series of Strategic Partners Mutual Funds, Inc.
By and in exchange for shares of the
the Dryden High Yield Fund, Inc.

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the Strategic Partners High Yield Bond Fund (SP Fund), a series of the Strategic Partners Mutual Funds, Inc. (SPMF) and the assumptions of the liabilities of the SP Fund in exchange for shares of the Dryden High Yield Fund, Inc. (Dryden Fund and collectively with the SP Fund, the Funds)(the Reorganization).

This SAI consists of this Cover Page, Dryden Fund’s SAI, dated March 2, 2006, and the pro forma financial statements for SP Fund and Dryden Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated September 7, 2006, relating to the above-referenced Transactions. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to Dryden Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Company, other materials incorporated by reference herein, and other information regarding the SP Fund, the Company and Dryden Fund.

ATTACHMENT TO SAI

The Dryden Fund’s SAI, dated March 2, 2006, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

PART C

OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and by the Maryland General Corporation Law (the MGCL), and pursuant to Article VI of the Registrant’s charter and Article V of the Registrant’s Bylaws, the Registrant shall indemnify, including by advancement of expenses, present and former officers and directors (and persons who serve or served as the officer or director of certain other entities at the Registrant’s request) to the fullest extent required or authorized, and in the manner permitted, by applicable federal and state law. The Registrant shall indemnify other employees and agents to the extent authorized by the Registrant’s Board of Directors and permitted by law. Section 2-418 of the MGCL permits indemnification of directors, officers, employees and agents who are made a party to any proceeding by reason of their service in such capacity unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The MGCL does not permit indemnification in respect of any proceeding by or in the right of the Registrant in which a person is found liable to the Registrant or, except in limited circumstances, for proceedings brought against the Registrant. A Maryland corporation may be required to reimburse officers and directors for reasonable expenses incurred in the successful defense of a proceeding to which such director or officer is a party by reason of his or her service in such capacity. As permitted by Section 17(l) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant maintains an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of PI and PIM, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Charter and By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the Staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Under its Charter and By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff’s position on Section 17(h) advances will be limited in the following respect:

(1)  Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2)  Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3)  Such promise must be secured by a surety bond or other suitable insurance; and

(4)  Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 16.  EXHIBITS

(1)  (A) Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 22 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1994 (File No. 2-63394).

(B) Articles of Amendment. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

(C) Articles Supplementary. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 1, 1995 (File No. 2-63394).

(D) Articles Supplementary. Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1996 (File No. 2-63394).

(E) Articles Supplementary. Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 31 to the Registration Statement filed on Form N-1A via EDGAR on December 31, 1998 (File No. 2-63394).

(F) Articles Supplementary. Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 37 to the Registration Statement filed on Form N-1A (File No. 2-63394) filed via EDGAR on March 1, 2004.

(G) Articles of Amendment. Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 37 to the Registration Statement filed on Form N-1A (File No. 2-63394) filed via EDGAR on March 1, 2004.

(H) Articles of Amendment and Restatement. Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-63394) filed via EDGAR on March 1, 2004.

(I) Articles Supplementary dated January 21, 2005. Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 40 to the Registration Statement on Form N1-A (File No. 2-63394) filed via EDGAR on March 25, 2005.

(J) Certificate of Correction dated March 21, 2005. Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 40 to the Registration Statement on Form N1-A (File No. 2-63394) filed via EDGAR on March 25, 2005.

(K) Form of Articles Supplementary. *

(2) Amended and Restated By-Laws, as amended and restated as of November 16, 2004, of the Registrant. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 38 to the Registration Statement in Form N1-A (File No. 2-63394) filed via EDGAR on December 23, 2004.

(3) Not Applicable.

(4) The form of Plan of Reorganization for the reorganization of Strategic Partners High Yield Bond Fund and Dryden High Yield Fund is included as Exhibit A to the Joint Prospectus and Proxy Statement contained in this Registration Statement.

(5) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits Nos. A and B above.

(6) (A) Management Agreement between the Registrant and Prudential Investments LLC. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 37 to the Registration Statement filed on Form N-1A (File No. 2-63394) filed via EDGAR on March 1, 2004.

(B) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-63394) filed via EDGAR on March 1, 2004.

(7) (A) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC. *

(B) Form of Selected Dealer Agreement. Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 31 to the Registration Statement filed on Form N-1A via EDGAR on December 31, 1998 (File No. 2-63394).

(8) Not Applicable.

(9) (A) Custodian Agreement between the Registrant and The Bank of New York (BNY). Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 41 to the Registration Statement filed on Form N-1A via EDGAR on March 2, 2006 (File No.
2-63394).

(B) Amendment dated June 6, 2005 to Custodian Agreement between Registrant and BNY. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 41 to the Registration Statement filed on Form N-1A via EDGAR on March 2, 2006 (File No.
2-63394).

 (10) (A) Distribution and Service Plan for Class A Shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 31 to the Registration Statement filed on Form N-1A via EDGAR on December 31, 1998 (File No. 2-63394).

(B) Distribution and Service Plan for Class B Shares. Incorporated by reference to Exhibit(m)(2) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 2001 (File No. 2-63394).

(C) Distribution and Service Plan for Class C Shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 31 to the Registration Statement filed on Form N-1A via EDGAR on December 31, 1998 (File No. 2-63394).

(D) Distribution and Service Plan for Class R Shares.  Incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 40 to the Registration Statement filed on Form N1-A via EDGAR on March 25, 2005 (File No. 2-63394).

(E) Form of Distribution and Service Plan for Class L shares for the Fund with Prudential Investment Management Services LLC. *

(F) Form of Distribution and Service Plan for Class M shares for the Fund with Prudential Investment Management Services LLC. *

(G) Form of Distribution and Service Plan for Class X shares for the Fund with Prudential Investment Management Services LLC. *

(H) Form of Distribution and Service Plan for New Class X shares for the Fund with Prudential Investment Management Services LLC. *

(I) Rule 12b-1 Fee Waiver for Class A, Class C and Class R Shares.  Incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 41 to the Registration Statement filed on Form N1-A via EDGAR on March 2, 2006 (File No. 2-63394).

(J) Form of Amended and Restated Rule 18f-3 Plan. *

(11) Opinion and consent of DLA Piper Rudnick Gray Cary US LLP as to the legality of the securities being registered. *

(12) Form of Opinion and consent of counsel supporting tax matters and consequences to shareholders. *

(13) (A) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on March 5, 1997 (File No. 2-63394).

(B) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.). Incorporated by reference to Exhibit g (2) to Post-Effective Amendment No. 33 to the Registration Statement filed on Form N-1A via EDGAR on February 3, 2000 (File No. 2-63394).

(C) Amendment to Transfer Agency and Service Agreement dated as of September 4, 2002 by and between the Prudential and Strategic Partners Mutual Funds and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services Inc.). Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 36 to Registration Statement on Form N-1A filed via EDGAR on March 3, 2003 (File No. 2-63394).

(14) (A) Consent of KPMG LLP, independent registered public accounting firm, for the Registrant. *

(B) Consent of KPMG LLP, independent registered public accounting firm, for Strategic Partners Mutual Funds, Inc. (SPMF), on behalf of Strategic Partners High Yield Bond Fund. *

(15) Not Applicable.

(16) Power of attorney.  Attached to Signature Page.

(17) (A) Form of voting instruction card for shareholders of Strategic Partners High Yield Bond Fund. *

(B) Form of proxy solicitation material being sent to shareholders of Strategic Partners High Yield Bond Fund. *

* Filed herewith.

ITEM 17.  UNDERTAKINGS

The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 8th day of August 2006.

DRYDEN HIGH YIELD FUND, INC.
By:
/s/ Judy A. Rice
Judy A. Rice, President

Each person whose signature appears below hereby authorizes Claudia DiGiacomo, Deborah A. Docs, Katherine P. Feld, Kathryn C. Quirk, John P. Schwartz and Jonathan D. Shain, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including pre and post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title
/s/ Linda W. Bynoe	Director	August 8, 2006
Linda W. Bynoe
/s/ David E.A. Carson	Director	August 8, 2006
David E.A. Carson
/s/ Robert G. LaBlanc	Director	August 8, 2006
Robert G. LaBlanc
/s/ Robert F. Gunia	Director	August 8, 2006
Robert F. Gunia
/s/ Douglas H. McCorkindale	Director	August 8, 2006
Douglas H. McCorkindale
/s/ Richard A. Redeker	Director	August 8, 2006
Richard A. Redeker
/s/ Judy A. Rice	Director and President (Principal Executive Officer)	August 8, 2006
Judy A. Rice
/s/ Robin B. Smith	Director	August 8, 2006
Robin B. Smith
/s/ Stephen G. Stoneburn	Director	August 8, 2006
Stephen G. Stoneburn
/s/ Clay T. Whitehead	Director	August 8, 2006
Clay T. Whitehead
/s/ Grace C. Torres	Treasurer (Principal Financial and Accounting Officer)	August 8, 2006
Grace C. Torres

DRYDEN HIGH YIELD FUND, INC.

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

Exhibit No.	Description
(1)(K)	Form of Articles Supplementary.
(7)(A)	Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.
(10)(E)	Form of Distribution and Service Plan for Class L shares for the Fund with Prudential Investment Management Services LLC.
(10)(F)	Form of Distribution and Service Plan for Class M shares for the Fund with Prudential Investment Management Services LLC.
(10)(G)	Form of Distribution and Service Plan for Class X shares for the Fund with Prudential Investment Management Services LLC.
(10)(H)	Form of Distribution and Service Plan for New Class X shares for the Fund with Prudential Investment Management Services LLC.
(10)(J)	Form of Amended and Restated Rule 18f-3 Plan.
(11)	Opinion and consent of DLA Piper Rudnick Gray Cary US LLP as to the legality of the securities being registered.
(12)	Form of Opinion and consent of Counsel supporting tax matters and consequences to shareholders.
(14)(A)	Consent of KPMG LLP, independent registered public accounting firm, for the Registrant.
(14)(B)	Consent of KPMG LLP, independent registered public accounting firm, for Strategic Partners Mutual Funds, Inc. (SPMF), on behalf of Strategic Partners High Yield Bond Fund.
(17)(A)	Form of voting instruction card for shareholders of Strategic Partners High Yield Bond Fund.
(17)(B)	Form of proxy solicitation material being sent to shareholders of Strategic Partners High Yield Bond Fund.